NATIONS FUNDS TRUST
Nations Money Market Reserves
Nations Tax-Exempt Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

Supplement dated July 7, 2003
to Prospectuses dated August 1, 2002, as supplemented

            The prospectuses for Nations Money Market Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves (each a "Fund") are hereby supplemented to indicate that effective August 1, 2003 the investment objective for each Fund will be replaced with the following:

Nations Money Market Reserves -- Investment objective -- The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

Nations Tax-Exempt Reserves -- Investment objective -- The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

Nations California Tax-Exempt Reserves -- Investment objective -- The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

Nations New York Tax-Exempt Reserves -- Investment objective -- The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.